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                       VAN KAMPEN EQUITY AND INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       JULY 1, 2008 -- DECEMBER 31, 2008

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
                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased     Total                      Purchased
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers          From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  -------------  ---------------
 Walgreen Co.    07/14/08       -      $99.61   $1,300,000,000  $3,160,000    0.243%      0.09%    Banc of        JP Morgan Chase
  Note 4.875%                                                                                      America
due 08/01/2013                                                                                     Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Goldman
                                                                                                   Sachs & Co.,
                                                                                                   Morgan
                                                                                                   Stanley &
                                                                                                   Co.,
                                                                                                   Incorporated,
                                                                                                   Wells
                                                                                                   Fargo
                                                                                                   Securities,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC

   Dupont El     07/23/08       -      $99.96   $1,250,000,000  $3,830,000    0.306%      0.45%    Credit         Goldman Sachs
  Nemour Note                                                                                      Suisse
   6.00% due                                                                                       Securities
  07/15/2018                                                                                       (USA) LLC,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.
                                                                                                   Morgan
                                                                                                   Stanley &
                                                                                                   Co.
                                                                                                   Incorporated,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC,
                                                                                                   Greenwich
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   Inc., J.P.
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
                                                                                                   Morgan
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Citigroup
                                                                                                   Global
                                                                                                   Markets Inc.,
                                                                                                   Deutsche
                                                                                                   Bank
                                                                                                   Securities,
                                                                                                   Inc., HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   ING
                                                                                                   Financial
                                                                                                   Markets LLC,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, Mizuho
                                                                                                   Securities
                                                                                                   USA Inc.,
                                                                                                   Santander
                                                                                                   Investment
                                                                                                   Securities
                                                                                                   Inc., Scotia
                                                                                                   Capital
                                                                                                   (USA) Inc.,
                                                                                                   Standard
                                                                                                   Chartered
                                                                                                   Bank, UBS
                                                                                                   Securities
                                                                                                   LLC, The
                                                                                                   Williams
                                                                                                   Capital
                                                                                                   Group, L.P.
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
 IBM Corp Note   10/09/08       -      $99.63   $1,600,000,000  $5,800,000     0.80%     0.363%    Banc of        Deutsche Bank
  7.625% due                                                                                       America
  10/15/2018                                                                                       Securities
                                                                                                   LLC,
                                                                                                   Barclays
                                                                                                   Capital
                                                                                                   Inc., Credit
                                                                                                   Suisse
                                                                                                   Securities
                                                                                                   (USA)
                                                                                                   LLC,
                                                                                                   Deutsche
                                                                                                   Bank
                                                                                                   Securities
                                                                                                   Inc., BNP
                                                                                                   Paribas
                                                                                                   Securities
                                                                                                   Corp., HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, Mizuho
                                                                                                   Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   UBS
                                                                                                   Securities
                                                                                                   LLC

  Time Warner    11/13/08       -      $98.46   $1,250,000,000  $3,750,000     0.45%     0.300%    Citigroup      Citigroup
  Cable Inc.                                                                                       Global
  Note 8.750%                                                                                      Markets
 due 2/14/2019                                                                                     Inc.,
                                                                                                   Deutsche
                                                                                                   Bank
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Mizuho
                                                                                                   Securities
                                                                                                   Inc., Banc
                                                                                                   of America
                                                                                                   Securities
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
                                                                                                   LLC,
                                                                                                   Barclays
                                                                                                   Capital
                                                                                                   Inc., BNP
                                                                                                   Paribas
                                                                                                   Securities
                                                                                                   Corp., Daiwa
                                                                                                   Securities
                                                                                                   America
                                                                                                   Inc., Fortis
                                                                                                   Securities
                                                                                                   LLC,
                                                                                                   Greenwich
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Inc.,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, Morgan
                                                                                                   Stanley &
                                                                                                   Co.
                                                                                                   Incorporated,
                                                                                                   UBS
                                                                                                   Securities
                                                                                                   LLC,
                                                                                                   Wachovia
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   LLC,
                                                                                                   Utendahl
                                                                                                   Capital
                                                                                                   Group LLC

   Procter &     12/15/08       -      $99.97   $2,000,000,000  $8,900,000     0.35%     0.445%    Citigroup      Goldman Sachs
  Gamble Co.                                                                                       Global
  Note 4.600%                                                                                      Markets
due 01/15/2014                                                                                     Inc.,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan
                                                                                                   Stanley &
                                                                                                   Co.,
                                                                                                   Incorporated,
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
                                                                                                   Deutsche
                                                                                                   Bank
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Greenwich
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Inc., HSBC
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Merrill
                                                                                                   Lynch,
                                                                                                   Pierce,
                                                                                                   Fenner &
                                                                                                   Smith
                                                                                                   Incorporated,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC,
                                                                                                   Barclays
                                                                                                   Capital
                                                                                                   Inc., Credit
                                                                                                   Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   International
                                                                                                   plc, The
                                                                                                   Williams
                                                                                                   Capital
                                                                                                   Group, L.P.
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